Shareholders' Equity (Notes)	12 Months Ended
Dec. 31, 2013
Shareholders’ Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
16.  Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock — The Series A 6.75% Non-Cumulative Perpetual Preferred Stock (Series A 6.75% Preferred Stock) has a par value $0.01 per share, has no stated maturity and a liquidation preference of $25.00 per depositary share, where one depositary share represents a 1/1,000th interest in a share of the Series A 6.75% Preferred Stock. Redemption is solely at the option of the Company in whole following a regulatory capital treatment event, as defined. In addition, the Series A 6.75% Preferred Stock may be redeemed in whole or in part on January 5, 2018 or any dividend payment date thereafter. Under current rules, any redemption of the Series A 6.75% Preferred Stock is subject to prior approval of the Federal Reserve Board, and it is not subject to any sinking fund or other obligations of the Company.
Dividends, if declared, will accrue and be payable on the liquidation preference amount, on a non-cumulative basis, and are payable in arrears at a rate of 6.75% per annum. As of December 31, 2013, no dividends were in arrears.